Summary Prospectus January 28, 2015, as supplemented September 14, 2015
Virtus Emerging Markets Equity Income Fund
A: VEIAX	C: VEICX	I: VEIIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus dated January 28, 2015, as supplemented, and SAI dated March 23, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has investment objectives of capital appreciation and income.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 216 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 108 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.05%	1.05%	1.05%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	None
Other Expenses	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses(b)	2.01%	2.76%	1.76%
Less: Expense Reimbursement(c)	(0.26%)	(0.26%)	(0.26%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.75%	2.50%	1.50%

(a)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c)
  The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.75% for Class A Shares, 2.50% for Class C Shares and 1.50% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$743	$1,121	$1,549	$2,738
Class C	Sold	$353	$806	$1,412	$3,051
	Held	$253	$806	$1,412	$3,051
Class I	Sold or Held	$153	$502	$904	$2,029

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Investments, Risks and Performance
Principal Investment Strategies
This fund offers investors exposure to emerging markets. The securities chosen for inclusion in the fund are those that, in the opinion of the subadviser, are high quality companies that pay above average dividends, have above average dividend growth potential, strong balance sheets and cash flow, and adhere to better corporate governance. Companies selected must have the financial strength to maintain and grow their dividend payout commitments. The subadviser's investment process is focused on identifying companies that have chosen to generate high levels of cash flow and to pay a high proportion of it to their shareholders. It is the belief of the subadviser that those companies offer the best opportunity for capital appreciation as well as superior income generation.
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located in emerging markets countries; such issuers may be of any capitalization. The equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs), Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs). Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests.The principal risks of investing in the fund are:
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  Depositary Receipts Risk.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.
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  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
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  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
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  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
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  Exchange-Traded Notes (ETNs) Risk.  The risk that the value of an ETN will be more volatile than securities making up the index the ETN is designed to track, or that the costs to the fund of owning shares of the ETN will exceed those the fund would incur by investing in the underlying securities directly.
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  Foreign Investing Risks.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
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  Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.
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  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2014:	6.20%	Worst Quarter:	Q2/2013:	-6.61%

Average Annual Total Returns (for the periods ended 12/31/14)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (9/5/12)
Class A
Return Before Taxes	-6.81%	-0.17%
Return After Taxes on Distributions	-6.85%	-0.36%
Return After Taxes on Distributions and Sale of Fund Shares	-2.86%	0.32%
Class C
Return Before Taxes	-1.83%	1.66%
Class I
Return Before Taxes	-0.98%	2.66%
MSCI Emerging Markets Index (net) (reflects no deduction for fees, expenses or taxes)	-2.19%	3.16%

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment. The CBOE S&P 500 Buywrite Index is a passive total return index based on buying an S&P 500 stock index portfolio and "writing" (or selling) the near-term S&P 500 Index (SPXSM) "covered" call option. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kleinwort Benson Investors International, Ltd. (“KBII”).
Portfolio Management
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  James Collery,  Senior Portfolio Manager—Global Equity Strategies at KBII. Mr. Collery has served as a Portfolio Manager of the fund since inception in September 2012.
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  David Hogarty,  Head of Strategy Development—Global Equity Strategies at KBII. Mr. Hogarty has served as a Portfolio Manager of the fund since inception in September 2012.
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  John Looby,  Senior Portfolio Manager—Global Equity Strategies at KBII. Mr. Looby has served as a Portfolio Manager of the fund since October 2014.
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  Ian Madden,  Senior Portfolio Manager—Global Equity Strategies at KBII. Mr. Madden has served as a Portfolio Manager of the fund since inception in September 2012.
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  Gareth Maher,  Head of Portfolio Management—Global Equity Strategies at KBII. Mr. Maher has served as a Portfolio Manager of the fund since inception in September 2012.
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  Massimiliano Tondi, CFA,  Senior Portfolio Manager—Global Equity Strategies at KBII. Mr. Tondi has served as a Portfolio Manager of the fund since October 2014.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
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  $2,500, generally
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  $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts
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  No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans
Minimum additional investments applicable to Class A and Class C Shares:
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  $100, generally
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  No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.

c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074

8530	9-15

Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.